Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Fiscal 2022 Results
Record quarterly total revenue of $164.3 million
Broadband revenue up 38% and Video SaaS revenue up 51% year over year
SAN JOSE, California, January 30, 2023 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the fourth quarter and fiscal year ended December 31, 2022.
“Harmonic delivered a strong finish to the year, including record quarterly revenue, and solid gross margins and operating profit in both our Broadband and Video segments,” said Patrick Harshman, president and chief executive officer of Harmonic. “Top-line growth for the quarter was led by Broadband segment revenue growth of 38% and a 51% increase in Video SaaS revenue. As we enter 2023, demand and competitive differentiation remains strong for both our Broadband and Video SaaS solutions, reflected in our substantial backlog and deferred revenue.”
Q4 Financial and Business Highlights
Financial
•Revenue: $164.3 million, up 5.5% year over year
◦Broadband segment revenue: $96.0 million, up 37.7% year over year
◦Video segment revenue: $68.3 million, down 20.7% year over year
•Gross margin: GAAP 52.1% and non-GAAP 52.7%, compared to GAAP 50.0% and non-GAAP 50.5% in the year ago period
◦Broadband segment gross margin: 47.6% compared to 40.3% in the year ago period
◦Video segment gross margin: 59.9% compared to 58.8% in the year ago period
•Operating income: GAAP income $16.5 million and non-GAAP income $23.7 million, compared to GAAP income $15.1 million and non-GAAP income $20.6 million in the year ago period
•Net income: GAAP net income $6.1 million and non-GAAP net income of $19.9 million, compared to GAAP net income $19.9 million and non-GAAP net income $17.6 million in the year ago period
•Adjusted EBITDA: $26.6 million income compared to $23.8 million income in the year ago period
•EPS: GAAP net income per share of $0.05 and non-GAAP net income per share of $0.17, compared to GAAP net income per share of $0.18 and non-GAAP net income per share of $0.16 in the year ago period
•Cash: $89.6 million, down $43.8 million year over year
Business
•CableOS® solution commercially deployed with 91 customers, up 24.7% year over year
•CableOS deployments scaled to 15.2 million served cable modems, up 218% year over year
•Tier 1 live sports streaming SaaS expansion and new wins drove 51.3% Video SaaS revenue growth year over year

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q4 2022	Q3 2022	Q4 2021	Q4 2022	Q3 2022	Q4 2021
	(in millions, except per share data)
Net revenue	$164.3	$155.7	$155.8	$164.3	$155.7	$155.8
Net income	$6.1	$8.7	$19.9	$19.9	$14.9	$17.6
EPS	$0.05	$0.08	$0.18	$0.17	$0.13	$0.16

Other Financial Information				Q4 2022	Q3 2022	Q4 2021
				(in millions)
Adjusted EBITDA for the quarter				$26.6	$21.2	$23.8
Bookings for the quarter				$130.2	$171.1	$267.3
Backlog and deferred revenue as of quarter end				$457.1	$490.1	$441.0
Cash and cash equivalents as of quarter end				$89.6	$105.3	$133.4
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q1 2023 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$55	$97	$—	$152	$60	$102	$—	$162
Gross margin %	58.0%	45.0%	(0.7)%	49.0%	59.0%	46.0%	(0.7)%	50.1%
Gross profit	$32	$44	$(1)	$75	$35	$47	$(1)	$81
Operating expenses	$35	$29	$8	$72	$36	$30	$8	$74
Operating income (loss)	$(3)	$15	$(9)	$3	$(1)	$17	$(9)	$7
Tax rate (3)				21.0%				21.0%
EPS (3)				$0.01				$0.04
Shares (3)				117.9				117.9
Cash (3)				$75				$85
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2023 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$250	$445	$—	$695	$270	$465	$—	$735
Gross margin %	58.5%	45.0%	(0.3)%	49.5%	60.5%	46.0%	(0.3)%	51.0%
Gross profit	$146	$200	$(3)	$343	$163	$214	$(3)	$374
Operating expenses	$140	$120	$27	$287	$144	$123	$27	$294
Operating income	$6	$80	$(30)	$56	$19	$91	$(30)	$80
Tax rate (3)				21.0%				21.0%
EPS (3)				$0.37				$0.53
Shares (3)				118.3				118.3
Cash (3)				$90				$100

(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q1 2023 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$55	$97	$152	$60	$102	$162
Gross margin %	58.0%	45.0%	49.7%	59.0%	46.0%	50.8%
Gross profit	$32	$44	$76	$35	$47	$82
Operating expenses	$35	$29	$64	$36	$30	$66
Adjusted EBITDA	$(2)	$16	$14	$1	$18	$19
Tax rate (2)			20.0%			20.0%
EPS (2)			$0.07			$0.10
Shares (2)			117.9			117.9
Cash (2)			$75			$85
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2023 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$250	$445	$695	$270	$465	$735
Gross margin %	58.5%	45.0%	49.8%	60.5%	46.0%	51.3%
Gross profit	$146	$200	$346	$163	$214	$377
Operating expenses	$140	$120	$260	$144	$123	$267
Adjusted EBITDA	$12	$86	$98	$25	$97	$122
Tax rate (2)			20.0%			20.0%
EPS (2)			$0.56			$0.72
Shares (2)			118.3			118.3
Cash (2)			$90			$100

(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, January 30, 2023. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link,
https://register.vevent.com/register/BIfc8a08fcfdfe403780548e7dd1215515. A replay will be available after 5:00 p.m. PT on the same web site.

About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2021, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Gain and losses on equity investments - We exclude the gain and losses from the sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.

Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$89,586	$133,431
Accounts receivable, net	108,427	88,529
Inventories	120,949	71,195
Prepaid expenses and other current assets	28,730	29,972
Total current assets	347,692	323,127
Property and equipment, net	39,814	42,721
Operating lease right-of-use assets	25,469	30,968
Other non-current assets	59,304	56,657
Goodwill	237,739	240,213
Total assets	$710,018	$693,686

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$113,981	$36,824
Other debts, current	4,756	4,992
Accounts payable	67,455	64,429
Deferred revenue	62,383	57,226
Operating lease liabilities, current	6,773	7,346
Other current liabilities	66,724	53,644
Total current liabilities	322,072	224,461
Convertible debt, non-current	—	98,941
Other debts, non-current	11,161	12,989
Operating lease liabilities, non-current	24,110	29,120
Other non-current liabilities	28,169	31,379
Total liabilities	$385,512	$396,890

Convertible debt	—	883
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 109,871 and 102,959 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	110	103
Additional paid-in capital	2,380,651	2,387,039
Accumulated deficit	(2,046,569)	(2,087,957)
Accumulated other comprehensive loss	(9,686)	(3,272)
Total stockholders’ equity	324,506	295,913
Total liabilities and stockholders’ equity	$710,018	$693,686

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenue:
Appliance and integration	$122,513	$119,340	$473,806	$369,767
SaaS and service	41,821	36,464	151,151	137,382
Total net revenue	164,334	155,804	624,957	507,149
Cost of revenue:
Appliance and integration	65,372	65,135	259,027	195,445
SaaS and service	13,265	12,731	50,046	51,962
Total cost of revenue	78,637	77,866	309,073	247,407
Total gross profit	85,697	77,938	315,884	259,742
Operating expenses:
Research and development	31,088	27,368	120,307	102,231
Selling, general and administrative	36,927	35,357	146,717	138,085
Amortization of intangibles	—	—	—	507
Restructuring and related charges	1,205	67	3,341	110
Total operating expenses	69,220	62,792	270,365	240,933
Income from operations	16,477	15,146	45,519	18,809
Interest expense, net	(929)	(2,706)	(5,040)	(10,625)
Other income (expense), net	(212)	28	4,006	687
Income before income taxes	15,336	12,468	44,485	8,871
Provision for (benefit from) income taxes	9,205	(7,389)	16,303	(4,383)
Net income	$6,131	$19,857	$28,182	$13,254

Net income per share:
Basic	$0.06	$0.19	$0.27	$0.13
Diluted	$0.05	$0.18	$0.25	$0.12
Weighted average shares outstanding:
Basic	106,988	102,768	105,080	101,484
Diluted	117,301	110,474	112,378	106,171

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year Ended
	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Net income	$28,182	$13,254
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,260	12,546
Amortization of intangibles	—	507
Stock-based compensation	25,212	24,056
Amortization of convertible debt discount	1,171	6,308
Amortization of warrant	1,734	1,741
Foreign currency remeasurement	(2,685)	(5,126)
Deferred income taxes	5,043	(6,197)
Provision for expected credit losses and returns	1,954	4,142
Provision for excess and obsolete inventories	5,988	3,460
Gains on sale of investment in equity securities	(4,370)	—
Other adjustments	513	181
Changes in operating assets and liabilities:
Accounts receivable	(23,136)	(26,722)
Inventories	(54,431)	(39,338)
Other assets	(8,551)	(3,096)
Accounts payable	5,837	42,303
Deferred revenues	2,610	15,014
Other liabilities	8,145	(2,016)
Net cash provided by operating activities	5,476	41,017
Cash flows from investing activities:
Proceeds from sale of investment	7,962	—
Purchases of property and equipment	(9,250)	(12,975)
Net cash used in investing activities	(1,288)	(12,975)
Cash flows from financing activities:
Payment of convertible debt	(37,707)	—
Proceeds from other debts	3,499	3,861
Repayment of other debts	(4,583)	(6,169)
Repurchase of common stock	(5,133)	—
Proceeds from common stock issued to employees	7,092	12,311
Taxes paid related to net share settlement of equity awards	(6,301)	(2,064)
Net cash provided by (used in) financing activities	(43,133)	7,939
Effect of exchange rate changes on cash and cash equivalents	(4,900)	(1,195)
Net increase (decrease) in cash and cash equivalents	(43,845)	34,786
Cash and cash equivalents at beginning of period	133,431	98,645
Cash and cash equivalents at end of period	$89,586	$133,431

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	December 31, 2022		September 30, 2022		December 31, 2021
Geography
Americas	$125,638	76%	$106,467	68%	$102,929	66%
EMEA	29,250	18%	38,444	25%	40,096	26%
APAC	9,446	6%	10,827	7%	12,779	8%
Total	$164,334	100%	$155,738	100%	$155,804	100%

Market
Service Provider	$110,092	67%	$106,974	69%	$87,263	56%
Broadcast and Media	54,242	33%	48,764	31%	68,541	44%
Total	$164,334	100%	$155,738	100%	$155,804	100%

	Twelve Months Ended
	December 31, 2022		December 31, 2021
Geography
Americas	$452,869	73%	$335,731	66%
EMEA	133,095	21%	126,427	25%
APAC	38,993	6%	44,991	9%
Total	$624,957	100%	$507,149	100%

Market
Service Provider	$408,138	65%	$280,009	55%
Broadcast and Media	216,819	35%	227,140	45%
Total	$624,957	100%	$507,149	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended December 31, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$68,308	$96,026	$164,334	$—	$164,334
Gross profit	40,939	45,741	86,680	(983)	85,697
Gross margin %	59.9%	47.6%	52.7%		52.1%
Adjusted EBITDA(2)	6,350	20,205	26,555	(20,424)	6,131
Adjusted EBITDA margin %	9.3%	21.0%	16.2%		3.7%

	Three Months Ended September 30, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$63,824	$91,914	$155,738	$—	$155,738
Gross profit	37,859	41,343	79,202	(598)	78,604
Gross margin %	59.3%	45.0%	50.9%		50.5%
Adjusted EBITDA(2)	4,318	16,871	21,189	(12,449)	8,740
Adjusted EBITDA margin %	6.8%	18.4%	13.6%		5.6%

	Three Months Ended December 31, 2021
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$86,092	$69,712	$155,804	$—	$155,804
Gross profit	50,589	28,080	78,669	(731)	77,938
Gross margin %	58.8%	40.3%	50.5%		50.0%
Adjusted EBITDA(2)	17,105	6,707	23,812	(3,955)	19,857
Adjusted EBITDA margin %	19.9%	9.6%	15.3%		12.7%

	Twelve Months Ended December 31, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$274,189	$350,768	$624,957	$—	$624,957
Gross profit	165,618	153,031	318,649	(2,765)	315,884
Gross margin %	60.4%	43.6%	51.0%		50.5%
Adjusted EBITDA(2)	28,218	58,321	86,539	(58,357)	28,182
Adjusted EBITDA margin %	10.3%	16.6%	13.8%		4.5%

	Twelve Months Ended December 31, 2021
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$288,507	$218,642	$507,149	$—	$507,149
Gross profit	169,468	93,191	262,659	(2,917)	259,742
Gross margin %	58.7%	42.6%	51.8%		51.2%
Adjusted EBITDA(2)	36,348	20,944	57,292	(44,038)	13,254
Adjusted EBITDA margin %	12.6%	9.6%	11.3%		2.6%
(1) Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
(2) Adjusted EBITDA is a Non-GAAP financial measure. Refer to “Preliminary Adjusted EBITDA Reconciliation” below for a reconciliation to the most comparable GAAP measure.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended December 31, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$164,334	$85,697	$69,220	$16,477	$(1,141)	$6,131
Stock-based compensation	—	541	(5,050)	5,591	—	5,591
Restructuring and related charges	—	442	(1,205)	1,647	17	1,664
Non-cash interest and other expenses related to convertible notes	—	—	—	—	274	274
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	6,233
Total adjustments	—	983	(6,255)	7,238	291	13,762
Non-GAAP	$164,334	$86,680	$62,965	$23,715	$(850)	$19,893
As a % of revenue (GAAP)		52.1%	42.1%	10.0%	(0.7)%	3.7%
As a % of revenue (Non-GAAP)		52.7%	38.3%	14.4%	(0.5)%	12.1%
Diluted net income per share:
GAAP						$0.05
Non-GAAP						$0.17
Shares used in per share calculation:
GAAP and Non-GAAP						117,301

	Three Months Ended September 30, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$155,738	$78,604	$67,180	$11,424	$(1,402)	$8,740
Stock-based compensation	—	607	(5,853)	6,460	—	6,460
Restructuring and related charges	—	(9)	(335)	326	—	326
Non-cash interest and other expenses related to convertible notes	—	—	—	—	303	303
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(942)
Total adjustments	—	598	(6,188)	6,786	303	6,147
Non-GAAP	$155,738	$79,202	$60,992	$18,210	$(1,099)	$14,887
As a % of revenue (GAAP)		50.5%	43.1%	7.3%	(0.9)%	5.6%
As a % of revenue (Non-GAAP)		50.9%	39.2%	11.7%	(0.7)%	9.6%
Diluted net income per share:
GAAP						$0.08
Non-GAAP						$0.13
Shares used in per share calculation:
GAAP and Non-GAAP						113,185

	Three Months Ended December 31, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$155,804	$77,938	$62,792	$15,146	$(2,678)	$19,857
Stock-based compensation	—	506	(4,689)	5,195	—	5,195
Restructuring and related charges	—	225	(67)	292	—	292
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,621	1,621
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(9,347)
Total adjustments	—	731	(4,756)	5,487	1,621	(2,239)
Non-GAAP	$155,804	$78,669	$58,036	$20,633	$(1,057)	$17,618
As a % of revenue (GAAP)		50.0%	40.3%	9.7%	(1.7)%	12.7%
As a % of revenue (Non-GAAP)		50.5%	37.2%	13.2%	(0.7)%	11.3%
Diluted net income per share:
GAAP						$0.18
Non-GAAP						$0.16
Shares used in per share calculation:
GAAP and Non-GAAP						110,474

	Twelve Months Ended December 31, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$624,957	$315,884	$270,365	$45,519	$(1,034)	$28,182
Stock-based compensation	—	2,232	(22,980)	25,212	—	25,212
Restructuring and related charges	—	533	(3,341)	3,874	17	3,891
Gain on sale of equity investments	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,173	1,173
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	7,149
Total adjustments	—	2,765	(26,321)	29,086	(3,159)	33,076
Non-GAAP	$624,957	$318,649	$244,044	$74,605	$(4,193)	$61,258
As a % of revenue (GAAP)		50.5%	43.3%	7.3%	(0.2)%	4.5%
As a % of revenue (Non-GAAP)		51.0%	39.0%	11.9%	(0.7)%	9.8%
Diluted net income per share:
GAAP						$0.25
Non-GAAP						$0.55
Shares used in per share calculation:
GAAP and Non-GAAP						112,378

	Twelve Months Ended December 31, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$507,149	$259,742	$240,933	$18,809	$(9,938)	$13,254
Stock-based compensation	—	2,346	(21,716)	24,062	—	24,062
Amortization of intangibles	—	—	(507)	507	—	507
Restructuring and related charges	—	571	(110)	681	—	681
Non-cash interest and other expenses related to convertible notes	—	—	—	—	6,305	6,305
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(8,425)
Total adjustments	—	2,917	(22,333)	25,250	6,305	23,130
Non-GAAP	$507,149	$262,659	$218,600	$44,059	$(3,633)	$36,384
As a % of revenue (GAAP)		51.2%	47.5%	3.7%	(2.0)%	2.6%
As a % of revenue (Non-GAAP)		51.8%	43.1%	8.7%	(0.7)%	7.2%
Diluted net income per share:
GAAP						$0.12
Non-GAAP						$0.34
Shares used in per share calculation:
GAAP and Non-GAAP						106,171

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021
Net income - GAAP	$6,131	$8,740	$19,857
Provision for income taxes	9,205	1,282	(7,389)
Interest expense, net	929	1,284	2,706
Depreciation	3,035	3,097	3,151
EBITDA	19,300	14,403	18,325

Adjustments
Stock-based compensation	5,591	6,460	5,195
Restructuring and related charges	1,664	326	292
Adjusted EBITDA	$26,555	$21,189	$23,812

	Twelve Months Ended
	December 31, 2022	December 31, 2021
Net income - GAAP	$28,182	$13,254
Provision for income taxes	16,303	(4,383)
Interest expense, net	5,040	10,625
Depreciation	12,260	12,546
Amortization of intangibles	—	507
EBITDA	61,785	32,549

Adjustments
Stock-based compensation	25,212	24,062
Restructuring and related charges	3,891	681
Gain on sale of equity investment	(4,349)	—
Adjusted EBITDA	$86,539	$57,292

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q1 2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$152	to	$162	$75	to	$81	$72	to	$74	$1	to	$5
Stock-based compensation expense	—			1			(8)			9
Tax effect of non-GAAP adjustments	—			—			—			(1)	to	(2)
Total adjustments	—			1			(8)			8	to	7
Non-GAAP	$152	to	$162	$76	to	$82	$64	to	$66	$9	to	$12
As a % of revenue (GAAP)				49.0%	to	50.1%	47.3%	to	45.6%	0.8%	to	3.0%
As a % of revenue (Non-GAAP)				49.7%	to	50.8%	42.1%	to	40.7%	5.6%	to	7.6%
Diluted net income per share:
GAAP										$0.01	to	$0.04
Non-GAAP										$0.07	to	$0.10
Shares used in per share calculation:
GAAP and Non-GAAP										117.9
(1) Components may not sum to total due to rounding.

	2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$695	to	$735	$343	to	$374	$287	to	$294	$44	to	$63
Stock-based compensation expense	—			3			(27)			29
Non-cash interest and other expenses related to convertible notes	—			—			—			1
Gain on sale of equity investment	—			—			—			(3)
Tax effect of non-GAAP adjustments	—			—			—			(5)	to	(5)
Total adjustments	—			3			(27)			22	to	22
Non-GAAP	$695	to	$735	$346	to	$377	$260	to	$267	$66	to	$85
As a % of revenue (GAAP)				49.5%	to	51.0%	41.3%	to	40.0%	6.3%	to	8.5%
As a % of revenue (Non-GAAP)				49.8%	to	51.3%	37.5%	to	36.3%	9.5%	to	11.6%
Diluted net income per share:
GAAP										$0.37	to	$0.53
Non-GAAP										$0.56	to	$0.72
Shares used in per share calculation:
GAAP and Non-GAAP										118.3
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q1 2023 Financial Guidance			2023 Financial Guidance
Net income - GAAP	$1	to	$5	$44	to	$63
Provision for income taxes	—		1	12		17
Interest expense, net	1		1	3		3
Depreciation	3		3	13		13
EBITDA	$5	to	$10	$72	to	$96

Adjustments
Stock-based compensation	9	to	9	29	to	29
Gain on sale of equity investment	—		—	(3)		(3)
Adjusted EBITDA	$14	to	$19	$98	to	$122
(1) Components may not sum to total due to rounding.